Exhibit 99.1

Press Release – For Immediate Release

October 19, 2010

Penns Woods Bancorp, Inc. Reports Third Quarter 2010 Earnings

Williamsport, PA – Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, increased to $2,776,000 and $7,961,000 for the three and nine months ended September 30, 2010 compared to $2,257,000 and $6,868,000 for the same periods of 2009.  Operating earnings per share for the three months ended September 30, 2010 were $0.72 basic and dilutive compared to $0.59 basic and dilutive for the same period of 2009 or an increase of 22.0%.  Operating earnings per share for the nine months ended September 30, 2010 increased 16.2% to $2.08 basic and dilutive compared to $1.79 basic and dilutive for the same period of 2009.  Operating earnings for the three and nine months ended September 30, 2010, have been positively impacted by continued emphasis on core deposit growth, an increasing net interest margin, and expense control.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three and nine months ended September 30, 2010 was $2,848,000 and $8,068,000 compared to $1,922,000 and $3,593,000 for the same periods of 2009.  Results for the three and nine month periods ended September 30, 2010 compared to 2009 were significantly impacted by a decrease in after-tax securities losses of $407,000 (from a loss of $335,000 to a gain of $72,000) and $3,382,000 (from a loss of $3,275,000 to a gain of $107,000).  Included within the change in after-tax securities losses for the nine months ended September 30, 2009 are pre-tax other than temporary impairment charges relating to certain equity securities held in the investment portfolio of $4,614,000, while there were no such charges during the nine months ended September 30, 2010.  Basic and dilutive earnings per share for the three and nine months ended September 30, 2010 were $0.74 and $2.10 compared to $0.50 and $0.94 for the corresponding periods of 2009.  Return on average assets and return on average equity were 1.60% and 15.51% for the three months ended September 30, 2010 compared to 1.15% and 12.08% for the corresponding period of 2009.  Net income for the nine months ended September 30, 2010 correlates to a return on average assets and return on average equity of 1.54% and 15.21% compared to 0.73% and 7.80% for the nine month 2009 period.

The net interest margin for the three and nine months ended September 30, 2010 was 4.56% and 4.54% compared to 4.35% and 4.39% for the corresponding periods of 2009.  Contributing to the increased net interest margin is the significant growth in lower cost core deposits, which has led to the average rate paid on interest bearing liabilities decreasing 65 basis points (bp) and 57 bp for the three and nine months ended September 30, 2010 compared to the same periods of 2009.  In addition, the average rate paid on time deposits decreased 86 bp and 80 bp for the three and nine months ended September 30, 2010 compared to the same periods of 2009.  The liability rate decreases are the result of Federal Open Market Committee (FOMC) actions to maintain low interest rates, our strategic decision to shorten the duration of the time deposit portfolio over the past two years, and core deposit growth that provided a lower cost source of funding.  The duration of the time deposit portfolio began being lengthened during the second half of 2009 and continues to be lengthened due to the apparent bottoming or near bottoming of deposit rates.

“The increased net interest margin is the result of sound balance sheet growth with core deposits providing the main source of funding.  The growth in core deposits from September 30, 2009 to September 30, 2010 fully funded the growth in net loans and investment securities over the same time period, while also allowing for a reduction in total borrowings.  During the third quarter we were able to reduce total borrowings by utilizing deposit funding to replace $5,000,000 in FHLB long-term borrowings that carried an interest rate of 6.65%.  We also anticipate reducing FHLB long-term borrowings further during the next three months due to the maturity of a $10,000,000 borrowing that carries an interest rate of 3.98%.  The growth in earning assets, coupled with the deposit growth, has allowed for the net interest margin to steadily increase over the past several quarters to its current level of 4.56%, while tax equivalent net interest income increased $2,115,000 or 10.7% for the nine months ended September 30, 2010 compared to the same period of 2009,” commented Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.  “While the emphasis has been on core deposit and earning asset growth, we have not lost our continued focus on sound credit quality and an adequate risk/return trade-off.  We have not been immune from the economic issues as the continuing soft economy is impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  Our nonperforming loans to total loans ratio has increased to 1.68% at September 30, 2010 from 1.46% at September 30, 2009.   The increase in nonperforming loans is primarily the result of an increase in commercial loan delinquencies.  We anticipate minimal losses related to these commercial loans due to our secured position and the underlying financial position of the surety’s.  Annualized net loan charge-offs to average loans of 0.19% for the nine month period ended September 30, 2010 remain at a minimal level,” added Mr. Walko.

Total assets increased $34,811,000 to $713,496,000 at September 30, 2010 compared to September 30, 2009.  Net loans increased $11,047,000 or 2.8% despite a soft economy that has in general provided fewer loan opportunities.  Housing, transportation and all other facets related to the Marcellus Shale natural gas exploration are creating loan opportunities and we are aggressively attempting to attract those loans that meet and/or exceed our credit standards.  The investment portfolio increased $12,626,000 from September 30, 2009 to September 30, 2010 due to the purchase of short maturity bonds.

Deposits have grown 9.0% or $44,108,000 to $534,170,000 at September 30, 2010 compared to September 30, 2009, with core deposits (total deposits excluding time deposits) increasing 21.7% or $59,034,000.  “Since September 30, 2009 we have been able to increase core deposits as a percentage of total deposits from 55.5% to 62.0% at September 30, 2010.  The shift toward core deposits is a result of the effort put forth by our knowledgeable employees to build current and cultivate new deposit relationships.  Continued relationship building will require continuing community involvement, maintaining a knowledgeable workforce, enhancing electronic delivery channels, and increasing targeted marketing efforts, to which we are committed,” commented Mr. Walko.

Shareholders’ equity increased $4,784,000 to $75,323,000 at September 30, 2010 compared to September 30, 2009 as accumulated other comprehensive gain/loss was increased by $1,247,000 resulting in a net gain of $137,000 when comparing the periods.  The increase in accumulated other comprehensive gain/loss is a result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $2,670,000 at September 30, 2009 to an unrealized gain of $2,057,000 at September 30, 2010.  Offsetting the reduction in unrealized gains on available for sale securities was a reduction of accumulated other comprehensive loss of $1,860,000 related to the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan due to an increase in the market value of the plan assets caused by relative improved performance in the stock and bond markets over the past year.  The current level of shareholders’ equity equates to a book value per share of $19.64 at September 30, 2010 compared to $18.40 at September 30, 2009 and an equity to asset ratio of 10.56% at September 30, 2010 compared to 10.39% at September 30, 2009.  Excluding accumulated other comprehensive gain/loss, book value per share was $19.61 at September 30, 2010 compared to $18.69 at September 30, 2009.  Dividends paid to shareholders were $0.46 and $1.38 for the three and nine months ended September 30, 2010 and 2009.

“Capital levels continue to be at the forefront of discussions regarding the financial industry.   I am pleased to note that we continue to maintain a solid capital position that is deemed “well capitalized” by regulatory definition.  In fact, we have been able to return capital in the form of dividends to our shareholders, while building our capital base.  During the nine months ended September 30, 2010, a dividend of $1.38 per share or 66% of net income was paid to shareholders, while total shareholders’ equity increased $8,407,000 from

December 31, 2009.  We are committed to building value through capital growth, dividends, and prudent balance sheet management through 2010 and beyond,” commented Mr. Walko.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2010	2009	% Change

ASSETS
Noninterest-bearing balances	$15,741	$12,633	24.6%
Interest-bearing deposits in other financial institutions	7,316	30	24286.7%
Total cash and cash equivalents	23,057	12,663	82.1%

Investment securities, available for sale, at fair value	232,058	219,404	5.8%
Investment securities held to maturity (fair value of $83 and $111)	82	110	-25.5%
Loans held for sale	5,360	5,403	-0.8%
Loans	412,873	400,825	3.0%
Less: Allowance for loan losses	5,479	4,478	22.4%
Loans, net	407,394	396,347	2.8%
Premises and equipment, net	7,814	7,791	0.3%
Accrued interest receivable	3,657	3,515	4.0%
Bank-owned life insurance	15,345	15,023	2.1%
Investment in limited partnerships	4,415	5,040	-12.4%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	7,041	6,907	1.9%
Other assets	4,241	3,450	22.9%
TOTAL ASSETS	$713,496	$678,685	5.1%

LIABILITIES
Interest-bearing deposits	$442,042	$414,493	6.6%
Noninterest-bearing deposits	92,128	75,569	21.9%
Total deposits	534,170	490,062	9.0%

Short-term borrowings	14,629	21,440	-31.8%
Long-term borrowings, Federal Home Loan Bank (FHLB)	81,778	86,778	-5.8%
Accrued interest payable	832	1,191	-30.1%
Other liabilities	6,764	8,675	-22.0%
TOTAL LIABILITIES	638,173	608,146	4.9%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,014,871 and 4,012,519 shares issued	33,457	33,437	0.1%
Additional paid-in capital	18,045	17,995	0.3%
Retained earnings	29,994	26,481	13.3%
Accumulated other comprehensive gain (loss):
Net unrealized gain on available for sale securities	2,057	2,670	-23.0%
Defined benefit plan	(1,920)	(3,780)	49.2%
Less: Treasury stock at cost, 180,596 and 179,028 shares	(6,310)	(6,264)	0.7%
TOTAL SHAREHOLDERS’ EQUITY	75,323	70,539	6.8%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$713,496	$678,685	5.1%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
(In Thousands, Except Per Share Data)	2010	2009	% Change	2010	2009	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,434	$6,457	-0.4%	$19,162	$19,025	0.7%
Investment securities:
Taxable	1,428	1,368	4.4%	4,182	4,105	1.9%
Tax-exempt	1,266	1,253	1.0%	3,794	3,748	1.2%
Dividend and other interest income	54	35	54.3%	157	165	-4.8%
TOTAL INTEREST AND DIVIDEND INCOME	9,182	9,113	0.8%	27,295	27,043	0.9%

INTEREST EXPENSE:
Deposits	1,458	2,148	-32.1%	4,719	6,357	-25.8%
Short-term borrowings	77	82	-6.1%	197	318	-38.1%
Long-term borrowings, FHLB	889	938	-5.2%	2,733	2,781	-1.7%
TOTAL INTEREST EXPENSE	2,424	3,168	-23.5%	7,649	9,456	-19.1%

NET INTEREST INCOME	6,758	5,945	13.7%	19,646	17,587	11.7%

PROVISION FOR LOAN LOSSES	700	270	159.3%	1,400	582	140.5%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,058	5,675	6.7%	18,246	17,005	7.3%

NON-INTEREST INCOME:
Deposit service charges	562	553	1.6%	1,609	1,619	-0.6%
Securities gains (losses), net	109	(507)	121.5%	162	(4,962)	103.3%
Bank-owned life insurance	143	144	-0.7%	442	418	5.7%
Gain on sale of loans	202	305	-33.8%	714	526	35.7%
Insurance commissions	230	287	-19.9%	767	988	-22.4%
Other	624	599	4.2%	1,880	1,624	15.8%
TOTAL NON-INTEREST INCOME	1,870	1,381	35.4%	5,574	213	2516.9%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,427	2,588	-6.2%	7,779	7,665	1.5%
Occupancy, net	303	299	1.3%	947	956	-0.9%
Furniture and equipment	296	293	1.0%	922	906	1.8%
Pennsylvania shares tax	170	171	-0.6%	508	514	-1.2%
Amortization of investments in limited partnerships	200	142	40.8%	483	425	13.6%
Other	1,308	1,604	-18.5%	4,041	4,161	-2.9%
TOTAL NON-INTEREST EXPENSE	4,704	5,097	-7.7%	14,680	14,627	0.4%

INCOME BEFORE INCOME TAX PROVISION (BENEFIT)	3,224	1,959	64.6%	9,140	2,591	252.8%
INCOME TAX PROVISION (BENEFIT)	376	37	916.2%	1,072	(1,002)	207.0%
NET INCOME	$2,848	$1,922	48.2%	$8,068	$3,593	124.5%

EARNINGS PER SHARE - BASIC	$0.74	$0.50	48.0%	$2.10	$0.94	123.4%

EARNINGS PER SHARE - DILUTED	$0.74	$0.50	48.0%	$2.10	$0.94	123.4%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,833,850	3,833,131	0.0%	3,834,101	3,832,471	0.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,833,990	3,833,305	0.0%	3,834,241	3,832,555	0.0%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$1.38	$1.38	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	September 30, 2010			September 30, 2009
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$18,595	$309	6.59%	$17,207	$279	6.43%
All other loans	397,672	6,230	6.22%	382,670	6,273	6.50%
Total loans	416,267	6,539	6.23%	399,877	6,552	6.50%

Taxable securities	118,344	1,480	5.00%	104,905	1,402	5.35%
Tax-exempt securities	110,654	1,918	6.93%	104,719	1,898	7.25%
Total securities	228,998	3,398	5.94%	209,624	3,300	6.30%

Interest bearing deposits	11,958	2	0.07%	4,218	1	0.09%

Total interest-earning assets	657,223	9,939	6.02%	613,719	9,853	6.39%

Other assets	52,793			54,284

TOTAL ASSETS	$710,016			$668,003

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$66,464	46	0.27%	$62,265	85	0.54%
Super Now deposits	66,188	95	0.57%	60,476	127	0.83%
Money market deposits	106,111	299	1.12%	71,204	345	1.92%
Time deposits	204,801	1,018	1.97%	222,816	1,591	2.83%
Total interest-bearing deposits	443,564	1,458	1.30%	416,761	2,148	2.04%

Short-term borrowings	16,356	77	1.87%	15,457	82	2.13%
Long-term borrowings, FHLB	83,952	889	4.14%	86,778	938	4.23%
Total borrowings	100,308	966	3.77%	102,235	1,020	3.91%

Total interest-bearing liabilities	543,872	2,424	1.76%	518,996	3,168	2.41%

Demand deposits	84,263			75,114
Other liabilities	8,447			10,256
Shareholders’ equity	73,434			63,637

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$710,016			$668,003
Interest rate spread			4.26%			3.97%
Net interest income/margin		$7,515	4.56%		$6,685	4.35%

		For the Three Months Ended
		September 30,
		2010	2009

Total interest income		$9,182	$9,113
Total interest expense		2,424	3,168

Net interest income		6,758	5,945
Tax equivalent adjustment		757	740

Net interest income (fully taxable equivalent)		$7,515	$6,685

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Nine Months Ended
	September 30, 2010			September 30, 2009
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$18,148	$914	6.73%	$16,682	$817	6.55%
All other loans	397,303	18,559	6.25%	378,043	18,486	6.54%
Total loans	415,451	19,473	6.27%	394,725	19,303	6.54%

Taxable securities	112,552	4,334	5.13%	102,937	4,269	5.53%
Tax-exempt securities	108,573	5,748	7.06%	103,418	5,679	7.32%
Total securities	221,125	10,082	6.08%	206,355	9,948	6.43%

Interest bearing deposits	9,504	5	0.07%	1,886	1	0.07%

Total interest-earning assets	646,080	29,560	6.11%	602,966	29,252	6.48%

Other assets	54,221			55,080

TOTAL ASSETS	$700,301			$658,046

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$64,759	144	0.30%	$61,106	244	0.53%
Super Now deposits	64,733	296	0.61%	57,028	387	0.91%
Money market deposits	98,289	878	1.19%	59,061	924	2.09%
Time deposits	211,397	3,401	2.15%	217,679	4,802	2.95%
Total interest-bearing deposits	439,178	4,719	1.44%	394,874	6,357	2.15%

Short-term borrowings	14,474	197	1.82%	31,491	318	1.39%
Long-term borrowings, FHLB	85,826	2,733	4.20%	86,778	2,781	4.23%
Total borrowings	100,300	2,930	3.86%	118,269	3,099	3.47%

Total interest-bearing liabilities	539,478	7,649	1.89%	513,143	9,456	2.46%

Demand deposits	81,833			73,469
Other liabilities	8,243			10,018
Shareholders’ equity	70,747			61,416

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$700,301			$658,046
Interest rate spread			4.22%			4.02%
Net interest income/margin		$21,911	4.54%		$19,796	4.39%

		For the Nine Months Ended
		September 30,
		2010	2009

Total interest income		$27,295	$27,043
Total interest expense		7,649	9,456

Net interest income		19,646	17,587
Tax equivalent adjustment		2,265	2,209

Net interest income (fully taxable equivalent)		$21,911	$19,796

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Operating Data

Net income	$2,848	$2,772	$2,448	$2,500	$1,922
Net interest income	6,758	6,590	6,298	6,206	5,945
Provision for loan losses	700	400	300	335	270
Net security gains (losses)	109	56	(3)	116	(507)
Non-interest income, ex. net security gains (losses)	1,761	1,952	1,699	1,958	1,888
Non-interest expense	4,704	4,990	4,986	5,185	5,097

Performance Statistics

Net interest margin	4.56%	4.56%	4.49%	4.42%	4.35%
Annualized return on average assets	1.60%	1.58%	1.42%	1.47%	1.15%
Annualized return on average equity	15.51%	15.76%	14.31%	14.72%	12.08%
Annualized net loan charge-offs to avg loans	0.26%	0.21%	0.09%	0.15%	0.17%
Net charge-offs	268	217	93	157	168
Efficiency ratio	55.2%	58.4%	62.4%	63.5%	65.1%

Per Share Data

Basic earnings per share	$0.74	$0.72	$0.64	$0.65	$0.50
Diluted earnings per share	0.74	0.72	0.64	0.65	0.50
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	19.64	18.42	17.73	17.45	18.40
Common stock price:
High	33.15	34.50	34.03	33.24	34.25
Low	29.41	26.76	30.04	30.37	29.89
Close	33.05	30.42	33.55	32.44	32.01
Weighted average common shares:
Basic	3,834	3,834	3,834	3,834	3,833
Fully Diluted	3,834	3,834	3,834	3,834	3,833
End-of-period common shares:
Issued	4,015	4,014	4,014	4,013	4,013
Treasury	181	181	179	179	179

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Financial Condition Data:
General
Total assets	$713,496	$710,291	$695,755	$676,204	$678,685
Loans, net	407,394	406,913	405,055	400,872	396,347
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	534,170	529,981	521,040	497,287	490,062
Noninterest-bearing	92,128	87,979	80,913	79,899	75,569

Savings	66,763	66,789	64,255	60,827	62,717
NOW	66,957	65,802	64,362	64,361	61,855
Money Market	105,147	101,301	94,725	74,634	71,820
Time Deposits	203,175	208,110	216,785	217,566	218,101
Total interest-bearing deposits	442,042	442,002	440,127	417,388	414,493

Core deposits*	330,995	321,871	304,255	279,721	271,961
Shareholders’ equity	75,323	70,603	67,972	66,916	70,539

Asset Quality

Non-performing assets	$6,918	$6,646	$3,863	$4,456	$5,844
Non-performing assets to total assets	0.97%	0.94%	0.56%	0.66%	0.86%
Allowance for loan losses	5,479	5,047	4,864	4,657	4,478
Allowance for loan losses to total loans	1.33%	1.23%	1.19%	1.15%	1.12%
Allowance for loan losses to non-performing loans	79.20%	75.94%	125.91%	104.51%	76.63%
Non-performing loans to total loans	1.68%	1.61%	0.94%	1.10%	1.46%

Capitalization

Shareholders’ equity to total assets	10.56%	9.94%	9.77%	9.90%	10.39%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in Thousands, Except Per Share Data)	2010	2009	2010	2009
GAAP net income	$2,848	$1,922	$8,068	$3,593
Less: securities gains (losses), net of tax	72	(335)	107	(3,275)
Non-GAAP operating earnings	$2,776	$2,257	$7,961	$6,868

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Return on average assets (ROA)	1.60%	1.15%	1.54%	0.73%
Less: securities gains (losses), net of tax	0.04%	-0.20%	0.02%	-0.66%
Non-GAAP operating ROA	1.56%	1.35%	1.52%	1.39%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Return on average equity (ROE)	15.51%	12.08%	15.21%	7.80%
Less: securities gains (losses), net of tax	0.39%	-2.11%	0.21%	-7.11%
Non-GAAP operating ROE	15.12%	14.19%	15.00%	14.91%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Basic earnings per share (EPS)	$0.74	$0.50	$2.10	$0.94
Less: securities gains (losses), net of tax	0.02	(0.09)	0.02	(0.85)
Non-GAAP basic operating EPS	$0.72	$0.59	$2.08	$1.79

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Dilutive EPS	$0.74	$0.50	$2.10	$0.94
Less: securities gains (losses), net of tax	0.02	(0.09)	0.02	(0.85)
Non-GAAP dilutive operating EPS	$0.72	$0.59	$2.08	$1.79